                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ----------------------


                                   FORM 8 - K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                          Date of Report: May 10, 2002




                     CAPITAL ONE AUTO FINANCE TRUST 2002-A
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)


           Virginia                        0-25762                 54-1719855
-------------------------------          -----------           ------------------
(State or other jurisdiction of          (Commission              (IRS Employer
        incorporation)                   File Number)          Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia                      23060
--------------------------------------------------                    ----------
   (Address of principal executive offices)                           (Zip Code)

             (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.           OTHER EVENTS

                  The April 2002 Monthly Servicer Report to investors were distributed May 10, 2002.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                           CAPITAL ONE AUTO FINANCE TRUST 2002-A

                                           By:   CAPITAL ONE BANK
                                                 Servicer


                                           By:   /s/David M. Willey
                                                 -------------------------------
                                                 David M. Willey
                                                 Executive Vice President, CFO


Date: May 10, 2002

                         CAPITAL ONE AUTO FINANCE TRUST
                Automobile Receivable-Backed Notes, Series 2002-A
                       Class A-1 1.98% Asset Backed Notes
                       Class A-2 2.99% Asset Backed Notes
                       Class A-3 4.03% Asset Backed Notes
                       Class A-4 4.79% Asset Backed Notes
                        Class B 8.35% Asset Backed Notes
                       Preliminary Servicer's Certificate


--------------------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:                                                4/23/02
MONTHLY PERIOD ENDING:                                                   4/30/02
PREV. DISTRIBUTION/CLOSE DATE:                                           4/23/02
DISTRIBUTION DATE:                                                       5/15/02
DAYS OF INTEREST FOR PERIOD:                                                  22
DAYS IN COLLECTION PERIOD:                                                     8
MONTHS SEASONED:                                                               1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    ORIGINAL
PURCHASES                UNITS   CUT-OFF DATE   CLOSING DATE      POOL BALANCE
--------------------------------------------------------------------------------
INITIAL PURCHASE        74,011        4/18/02        4/23/02      $1,086,769,451
SUB. PURCHASE #1
SUB. PURCHASE #2
SUB. PURCHASE #3
                     -----------------------------------------------------------
TOTAL                   74,011                                 $1,086,769,451.30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
--------------------------------------------------------------------------------

{1}   Beginning of period Aggregate Principal Balance                         {1}                             $1,086,769,451.30
                                                                                                            -------------------

{2}   Purchase of Subsequent Receivables                                      {2}                                          0.00
                                                                                                            -------------------

      Monthly Principal Amounts

      {3}  Regular Principal Received                                         {3}           4,152,176.91
                                                                                     -------------------
      {4}  Prepaid Principal Received                                         {4}           2,440,654.66
                                                                                     -------------------
      {5}  Defaulted Receivables Deposit Amount                               {5}                   0.00
                                                                                     -------------------
      {6}  Principal Portion of Repurchased Receivables                       {6}             302,898.01
                                                                                     -------------------
      {7}  Cram Down Losses and Other Non-Cash Adjustments                    {7}                 104.43
                                                                                     -------------------

      {8}  Total Monthly Principal Amounts                                    {8}                                  6,895,834.01
                                                                                                            -------------------

{9}   End of period Aggregate Receivable Balance                              {9}                             $1,079,873,617.29
                                                                                                            ===================
{10}  Pool Factor ( {9} / Original Pool Balance)                             {10}                                        0.9937

--------------------------------------------------------------------------------
II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:
--------------------------------------------------------------------------------

                                               -----------------------------------------------------------------------------------
                                                CLASS A-1     CLASS A-2     CLASS A-3     CLASS A-4     CLASS B         TOTAL
                                               -----------------------------------------------------------------------------------
{11}  Original Note Balance              {11}  $209,000,000  $349,000,000  $320,000,000  $322,000,000  $65,040,000  $1,265,040,000
                                               -----------------------------------------------------------------------------------
{12}  Beginning of period
      Note Balance                       {12}   209,000,000   349,000,000   320,000,000   322,000,000   65,040,000  $1,265,040,000
                                               -----------------------------------------------------------------------------------
{13}  Noteholders' Principal
      Distributable Amount               {13}     6,688,959             0             0             0      206,875       6,895,834

{14}  Noteholders' Accelerated
      Principal Amount                   {14}             0             0             0             0    1,606,944       1,606,944

{15}  Optional Note Redemption
      Principal Amount                   {15}             0             0             0             0            0               0
                                               -----------------------------------------------------------------------------------
{16}  End of period
      Note Balance                       {16}   202,311,041   349,000,000   320,000,000   322,000,000   63,226,181  $1,256,537,222
                                               ===================================================================================
{17}  Note Pool Factors
      ( {16} / {11} )                    {17}        0.9680        1.0000        1.0000        1.0000       0.9721          0.9933
                                               ===================================================================================

--------------------------------------------------------------------------------
III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:
--------------------------------------------------------------------------------

{18}  Beginning of period Pre-Funding Account balance            {18}                                 $208,157,359.86
                                                                                                 --------------------
{19}  Purchase of Subsequent Receivables                         {19}                    0.00
                                                                         --------------------
{20}  Investment Earnings                                        {20}               84,165.10
                                                                         --------------------
{21}  Investment Earnings Transfer to Collections Account        {21}              (84,165.10)
                                                                         --------------------
{22}  Payment of Mandatory Prepayment Amount                     {22}                    0.00
                                                                         --------------------
{23}  End of period Pre-Funding Account balance                  {23}                                 $208,157,359.86
                                                                                                 --------------------

--------------------------------------------------------------------------------
IV.   RECONCILIATION OF COLLECTION ACCOUNT:
--------------------------------------------------------------------------------

Available Funds:
      {24}  Scheduled and Prepayment Principal Cash Received      {24}           6,592,831.57
                                                                         --------------------
      {25}  Liquidation Proceeds Collected during period          {25}                   0.00
                                                                         --------------------
      {26}  Receivables Repurchase Amounts                        {26}             302,898.01
                                                                         --------------------
      {27}  Interest and Fees Collected on Receivables            {27}           6,177,460.46
                                                                         --------------------
      {28}  Recoveries on Previously Defaulted Receivables        {28}                   0.00
                                                                         --------------------
      {29}  Advances from the Reserve Fund                        {29}                   0.00
                                                                         --------------------
            Investment Earnings on Trust Accounts
      {30}  Collection Account                                    {30}               1,959.90
                                                                         --------------------
      {31}  Transfer from Reserve Fund                            {31}               5,049.67
                                                                         --------------------
      {32}  Transfer from Pre-Funding Account                     {32}              84,165.10
                                                                         --------------------
      {33}  Transfer from the Pre-Funding Account                 {33}                   0.00
                                                                         --------------------
      {34}  Optional Note Redemption Prepayment Amount            {34}                   0.00
                                                                         --------------------
      {35}  Total Available Funds                                 {35}                                   13,164,364.71
                                                                                                  --------------------

DISTRIBUTIONS:
      {36}  Trustees' Fees                                        {36}                   0.00
                                                                         --------------------
      {37}  Servicing Fees                                        {37}           1,708,457.04
                                                                         --------------------

            Class A Noteholders' Note Interest
            ----------------------------------------------------------------------------------------------
                                        BEGINNING      INTEREST                                 CALCULATED
                      CLASS            NOTE BALANCE      RATE       DAYS       DAYS BASIS        INTEREST
            ----------------------------------------------------------------------------------------------
      {38}              A-1            $209,000,000    1.98000%      22      Actual days/360     $252,890    {38}        252,890.00
                                                                                                                    ---------------
      {39}              A-2            $349,000,000    2.99000%      22      Actual days/360      637,701    {39}        637,700.56
                                                                                                                    ---------------
      {40}              A-3            $320,000,000    4.03000%      22      Actual days/360      788,089    {40}        788,088.89
                                                                                                                    ---------------
      {41}              A-4            $322,000,000    4.79000%      22      Actual days/360      942,566    {41}        942,565.56
            ----------------------------------------------------------------------------------------------          ---------------

      {42}  Note Insurer Premiums                                 {42}                   0.00
                                                                         --------------------
      {43}  Reimbursement Obligations due Note Insurer            {43}                   0.00
                                                                         --------------------

            Class B Noteholders' Primary Note Interest
            ----------------------------------------------------------------------------------------------
                                        BEGINNING      INTEREST                                 CALCULATED
                     CLASS             NOTE BALANCE      RATE       DAYS       DAYS BASIS        INTEREST
            ----------------------------------------------------------------------------------------------
      {44}          Class B             $65,040,000    8.35000%      22      Actual days/360       331,885   {44}        331,884.67
            ----------------------------------------------------------------------------------------------          ---------------

      {45}  Class A Noteholders' Principal Payment Amount                      {45}         6,688,958.99
                                                                                      ------------------
      {46}  Accrued and Unpaid Premium and Reimbursement Obligations,
            due Note Insurer                                                   {46}                 0.00
                                                                                      ------------------
      {47}  Deposit to Reserve Account, to Required Level                      {47}                 0.00
                                                                                      ------------------
      {48}  Class A Noteholder's Accelerated Principal Amount (if in
            an event of default under the indenture or, under certain
            circumstances, an insurance agreement event of default)            {48}                 0.00
                                                                                      ------------------
      {49}  Class B Noteholders' Principal Payment Amount                      {49}           206,875.02
                                                                                      ------------------
      {50}  Class B Noteholder's Accelerated Principal Amount                  {50}         1,606,943.98
                                                                                      ------------------
      {51}  Optional Note Redemption Amount                                    {51}                 0.00
                                                                                      ------------------
      {52}  Other Amounts Due to the Trustees                                  {52}                 0.00
                                                                                      ------------------
      {53}  Servicer Transition Expenses                                       {53}                 0.00
                                                                                      ------------------
      {54}  Indenture Trustee Title Expenses                                   {54}                 0.00
                                                                                      ------------------
      {55}  Class B Excess Interest                                            {55}                 0.00
                                                                                      ------------------
      {56}  Distribution to the equity certificate holder                      {56}                 0.00
                                                                                      ------------------
{57}  Total Distributions                                                       {57}                              13,164,364.71
                                                                                                             ==================

--------------------------------------------------------------------------------
V.    RECONCILIATION OF RESERVE ACCOUNT:
--------------------------------------------------------------------------------

{58}  BEGINNING OF PERIOD RESERVE ACCOUNT BALANCE                               {58}                                          $0.00

      DEPOSITS TO RESERVE ACCOUNT
      {59}  Investment Earnings                                                 {59}               5,049.67
                                                                                       --------------------
      {60}  Initial Reserve Deposit                                             {60}          10,867,694.51
                                                                                       --------------------
      {61}  Capitalized Interest Amount                                         {61}           1,621,189.32
                                                                                       --------------------
      {62}  Deposits Related to Subsequent Receivables Purchases                {62}                      -
                                                                                       --------------------
      {63}  Total Additions                                                     {63}                                 $12,493,933.50
                                                                                                               --------------------
      PRIORITY WITHDRAWALS FROM RESERVE ACCOUNT
      {64}  Transfer of Investment Earnings to Collection Account               {64}              (5,049.67)
                                                                                       --------------------
      {65}  Advances to Collection Account - Priority (1) through (7)           {65}                      -
                                                                                       --------------------
      {66}  Total Priority Withdrawals                                          {66}                                     ($5,049.67)
                                                                                                               --------------------
{67}  RESERVE ACCOUNT SUBTOTAL                                                  {67}                                 $12,488,883.83
                                                                                                               --------------------
      {68}  Reserve Account Requirement                                         {68}          12,488,883.83
                                                                                       --------------------
      {69}  Reserve Account Shortfall / Excess                                  {69}                  (0.00)
                                                                                       --------------------
{70}  DEPOSIT TO RESERVE FUND, TO REQUIRED LEVEL                                {70}                                          $0.00
                                                                                                               --------------------
{71}  Reserve Account Primary Balance                                           {71}                                 $12,488,883.83
                                                                                                               --------------------

      SUBORDINATE WITHDRAWALS FROM RESERVE ACCOUNT
      {72}  Advances to Collection Account - Priority (10), (16) and (17)
            (limited to excess amounts on deposit)                              {72}                      -
                                                                                       --------------------
      {73}  Advances to Collection Account - Priority (12) through (15)         {73}                      -
                                                                                       --------------------
      {74}  Return of Excess to Equity Certificate Holder                       {74}                      -
                                                                                       --------------------
      {75}  Total Subordinate Withdrawals                                       {75}                                              -
                                                                                                               --------------------
{76}  END OF PERIOD RESERVE ACCOUNT BALANCE                                     {76}                                  12,488,883.83
                                                                                                               ====================

--------------------------------------------------------------------------------
VI.   CALCULATION OF RESERVE ACCOUNT REQUIREMENT
--------------------------------------------------------------------------------

      IF PRIOR TO ACCELERATED RESERVE FUND EVENT:
            Lesser of:
      {77}  (1) Ending Aggregate Note Balance                                          {77}                        1,256,537,222.01
                                                                                                                  -----------------
            -or-
      {78}  (2) 1.0% of Aggregate Receivables Balance as of the latest
                Cut-Off Date plus $1,621,189.32 to cover Negative Arbitrage            {78}                           12,488,883.83
                                                                                                                  -----------------
      {79}  REQUIREMENT                                                                {79}                           12,488,883.83
                                                                                                                  -----------------
      IF ACCELERATED RESERVE FUND EVENT:

            Lesser of:
      {80}  (1) Ending Aggregate Note Balance                                          {80}                        1,256,537,222.01
                                                                                                                  -----------------
                   -or-
            (2) Greater of:

      {81}      (a) 3.0% of Original Receivable Balance                                {81}      32,603,083.54
                                                                                              ----------------
      {82}                      -or-                                                   {82}                           71,598,662.46
                                                                                                                  -----------------
      {83}      (b) 6.0% of Current Outstanding Class A Note Principal Balance         {83}      71,598,662.46
                                                                                              ----------------
      {84}      REQUIREMENT                                                            {84}                           71,598,662.46
                                                                                                                  -----------------

--------------------------------------------------------------------------------
VII.  CALCULATION OF PRINCIPAL PAYMENT AMOUNTS
--------------------------------------------------------------------------------

      {85}  Principal Collections                                                {85}       6,895,834.01
                                                                                        ----------------
      {86}  End of Period Aggregate Receivables Balance + Prefunding Amount      {86}   1,288,030,977.15
                                                                                        ----------------
      {87}  Targeted Class A Note Balance (line {84} X 88%)                      {87}   1,133,467,259.89
                                                                                        ----------------
      {88}  Class A Aggregate Outstanding Principal Balance (Start of Period)    {88}   1,200,000,000.00
                                                                                        ----------------

            Allocable to Class A Notes:
            Lesser of:
      {89}  Principal Collections X 97%                                          {89}       6,688,958.99
                                                                                        ----------------
      {90}  Payment Amount Necessary to Reduce Class A Balance to Required
            Level (line {86} - {85})                                             {90}      66,532,740.11
                                                                                        ----------------
      {91}  Class A Principal Payment Amount (Minimum of {89} and {90})          {91}                            6,688,958.99
                                                                                                             ----------------
            Allocation to Class B Notes:
      {92}  Principal Collections X 3%                                           {92}                              206,875.02
                                                                                                             ----------------

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Report as dated above.




                              OFFICERS' CERTIFICATE

      The undersigned hereby certifies that (i) he or she is an Authorized Officer of Capital One Auto Finance (the "Servicer"), and (ii) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to,
Section 2.02 (c) of the Servicing Agreement (the "Servicing Agreement") dated as of April 23, 2002 by and among Capital One Auto Finance Trust 2002-A, as the Issuer, JP Morgan Chase Bank, Trustee, and the Servicer.


CAPITAL ONE AUTO FINANCE



Capital One Auto Finance, as Servicer


By:
                ------------------------
Name:           Stuart Levy
Title:          Manager, Global Investor Reporting
Date:           05/15/02

                         CAPITAL ONE AUTO FINANCE TRUST
                Automobile Receivable-Backed Notes, Series 2002-A
                       Class A-1 1.98% Asset Backed Notes
                       Class A-2 2.99% Asset Backed Notes
                       Class A-3 4.03% Asset Backed Notes
                       Class A-4 4.79% Asset Backed Notes
                        Class B 8.35% Asset Backed Notes
                             Servicer's Certificate

--------------------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:                                                4/23/02
MONTHLY PERIOD ENDING:                                                   4/30/02
PREV. DISTRIBUTION/CLOSE DATE:                                           4/23/02
DISTRIBUTION DATE:                                                       5/15/02
DAYS OF INTEREST FOR PERIOD:                                                  22
DAYS IN COLLECTION PERIOD:                                                     8
MONTHS SEASONED:                                                               1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
I.    MONTHLY PERIOD NOTE BALANCE CALCULATION:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A-1     CLASS A-2     CLASS A-3     CLASS A-4     CLASS B         TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
{1}   Original Note Balance               {1}   $209,000,000  $349,000,000  $320,000,000  $322,000,000  $65,040,000  $1,265,040,000

{2}   Beginning of period Note Balance    {2}   $209,000,000  $349,000,000  $320,000,000  $322,000,000  $65,040,000  $1,265,040,000

{3}   End of period Note Balance          {3}   $202,311,041  $349,000,000  $320,000,000  $322,000,000  $63,226,181  $1,256,537,222
                                                ===================================================================================
{4}   Note Pool Factors {3} / {1}         {4}          0.968         1.000         1.000         1.000        0.972           0.993
                                                ===================================================================================

--------------------------------------------------------------------------------
II.   MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
--------------------------------------------------------------------------------

                                                                                          -------------------------------
                                                                                                CUMULATIVE         PERIOD
                                                                                          -------------------------------
 {5}  Beginning number of Receivables                                              {5}              74,011         74,011
 {6}  Number of Subsequent Receivables Purchased                                   {6}                   0              0
 {7}  Number of Receivables Defaulted during period                                {7}                   0              0
 {8}  Number of Receivables becoming Purchased Receivables during period           {8}                  19             19
 {9}  Number of Receivables paid off during period                                 {9}                 199            199
                                                                                          -------------------------------
{10}  Ending number of Receivables                                                {10}              73,793         73,793
                                                                                          -------------------------------

--------------------------------------------------------------------------------
III.  STATISTICAL DATA: (CURRENT AND HISTORICAL)
--------------------------------------------------------------------------------

                                                                             -----------------------------------------
                                                                               ORIGINAL      PREV. MONTH       CURRENT
                                                                             -----------------------------------------
{11}  Weighted Average APR of the Receivables                        {11}        15.49%             #N/A        15.49%
{12}  Weighted Average Remaining Term of the Receivables             {12}        60.64              #N/A        60.38
{13}  Weighted Average Original Term of Receivables                  {13}        62.50             62.50        62.50
{14}  Average Receivable Balance                                     {14}      $14,684              #N/A      $14,634
                                                                             -----------------------------------------

--------------------------------------------------------------------------------
IV.   DELINQUENCY:
--------------------------------------------------------------------------------

                                                                                          --------------------------------------
Receivables with Scheduled Payment delinquent                                                 UNITS       DOLLARS     PERCENTAGE
                                                                                          --------------------------------------
{15}  31-60 days                                                                   {15}         418     5,524,904          0.51%
{16}  61-90 days                                                                   {16}           5        42,591          0.00%
{17}  91-120 days                                                                  {17}           1        21,900          0.00%
                                                                                          --------------------------------------
{18}  Receivables with Scheduled Payment delinquent more than 60 days
      at end of period                                                             {18}           6       $64,491          0.01%
                                                                                          --------------------------------------

--------------------------------------------------------------------------------
V.    PERFORMANCE TESTS:
--------------------------------------------------------------------------------

DELINQUENCY RATIO
{19}  Receivables with Scheduled Payment delinquent more than 60 days at end
      of period ( line {18})                                                          {19}            $64,491
                                                                                             ----------------
{20}  Beginning of period Principal Balance                                           {20}      1,086,769,451
                                                                                             ----------------
{21}  Delinquency Ratio {16} + {17} divided by {20}                                   {21}                                  0.01%
                                                                                                                 ----------------
{22}  Previous Monthly Period Delinquency Ratio                                       {22}                                  #N/A
                                                                                                                 ----------------
{23}  Second previous Monthly Period Delinquency Ratio                                {23}                                  #N/A
                                                                                                                 ----------------
{24}  Average Delinquency Ratio ({21} + {22} + {23}) / 3                              {24}                                  0.01%
                                                                                                                 ----------------

---------------------------------------------------------------------------------------------------------------------------------
      Compliance with Accelerated Reserve Fund Trigger? (Average Delinquency
      Ratio is less than or equal to 3% months 1-12, 4% months 13-24, 5% months
      25-36 and 5.5% thereafter)                                                                                        Yes

      Compliance with Insurance Agreement Event of Default? (Average Delinquency
      Ratio is less than or equal to 4% months 1-12, 5% months 13-24, 6% months
      25-36 and 6.5% thereafter)                                                                                        Yes
---------------------------------------------------------------------------------------------------------------------------------

CUMULATIVE NET CHARGE-OFF RATE
{25}  Net Losses since Initial Cut-off Date (Beginning of Period)                     {25}                                      $0
                                                                                                                 ----------------
{26}  Receivables becoming Defaulted Receivables during period                        {26}                 $0
                                                                                             ----------------
{27}  Cram Down Losses and other non-cash Adjustments occurring during period         {27}               $104
                                                                                             ----------------
{28}  Liquidation Proceeds collected during period                                    {28}                 $0
                                                                                             ----------------
{29}  Recoveries on Defaulted Receivables during period                               {29}                 $0
                                                                                             ----------------
{30}  Net Losses during period {26} + {27} - {28} - {29}                              {30}               $104
                                                                                             ----------------
{31}  Net Losses since Initial Cut-off Date (End of Period)                           {31}                                   $104
                                                                                                                 ----------------
{32}  Cumulative Net Loss Rate ({31}) / {Original Aggregate Principal Balance}        {32}                                  0.00%
                                                                                                                 ----------------

---------------------------------------------------------------------------------------------------------------------------------
      Compliance with Accelerated     Cumulative Net Loss Rate
      Reserve Fund Trigger?           is less than or equal to:        N/A                                             Yes

      Compliance with Insurance       Cumulative Net Loss Rate
      Agreement Event of Default?     is less than or equal to:        N/A                                             Yes
---------------------------------------------------------------------------------------------------------------------------------

EXTENSION RATE
{33}  Number of Receivables extended during current period                            {33}                 52
                                                                                             ----------------
{34}  Beginning of Period Loans Outstanding                                           {34}             74,011
                                                                                             ----------------
{35}  Extension Rate {33} divided by {34}                                             {35}                                  0.07%
                                                                                                                 ----------------
{36}  Previous Monthly Extension Rate                                                 {36}                                   #N/A
                                                                                                                 ----------------
{37}  Second previous Monthly Extension Rate                                          {37}                                   #N/A
                                                                                                                 ----------------
{38}  Average Extension Rate ({35} +{36} +{37}) / 3                                   {38}                                  0.07%
                                                                                                                 ----------------

---------------------------------------------------------------------------------------------------------------------------------
      Compliance (Extension Test Pass is an Average Extension Rate less than 4%.)                                      Yes
---------------------------------------------------------------------------------------------------------------------------------

                                       3